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                                                                    EXHIBIT 99.2

                         WAIVER AND SECOND AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


     THIS WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of March 5, 2002, is among UNIFAB INTERNATIONAL, INC. ("Borrower"), BANK ONE, N.A. ("Agent") and the lenders party hereto ("Lenders"), who agree as follows:

                                    RECITALS

     A. The Borrower, Agent and Lenders have heretofore executed an Amended and Restated Credit Agreement, dated as of October 23, 2000, which was amended pursuant to a Waiver and First Amendment to Amended and Restated Credit Agreement dated as of May 31, 2001 (collectively the "Credit Agreement").

     B. The Borrower has requested that the Agent and the Lenders waive certain financial covenants for the fiscal year ended December 31, 2001, and the Lenders are willing to accept the Borrower's request on the terms and conditions set forth below.

     C. Capitalized terms used herein, and not otherwise defined herein, shall have the meanings defined in the Credit Agreement.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings, and in particular the waivers set forth below, the parties hereto agree as follows:

                                   ARTICLE 1
                                    WAIVER

     1.1 The Borrower acknowledges that it is in default of Sections 2.1, 2.2, 2.7.2(b), 6.19.1, 6.19.2, 6.19.3, 6.19.4, 6.19.6, 7.2, 7.3, and 7.5 of the
Credit Agreement, and that as of June 30, 2001, it was in default of Sections 6.19.2, 6.19.3, 6.19.4 and 6.19.6 of the Credit Agreement, and that as of September 30, 2001, it was in default of Sections 6.19.2, 6.19.3, 6.19.4 and
6.19.5 of the Credit Agreement. At the Borrower's request, Lenders hereby grant a one-time waiver of the foregoing Events of Default and any Events of Default resulting from Borrower's default of the provisions of these Sections and of
Section 6.19.1 as of December 31, 2001. Such waiver shall not constitute either an amendment of the Credit Agreement or a precedent for any subsequent requested waiver of this or any other financial covenant or other provisions of the Credit Agreement.
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                                   ARTICLE 2
                            MISCELLANEOUS AMENDMENTS

     2.1 Section 1.1 of the Agreement insofar as it defines the term "Alternate Base Rate" is hereby amended to delete the second sentence of such definition and to replace said sentence with the following:

          "Corporate Base Rate" means a rate per annum equal to the prime rate of interest announced from time to time by Bank One, N.A. (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

     2.2 Section 1.1 of the Agreement insofar as it defines the term "Loan Documents," is hereby amended and such definition is deleted in its entirety and replaced by the following:

          "Loan Documents" means this Agreement, any notes issued pursuant to
          Section 2.13, the Collateral Documents and any amendments or modifications to this Agreement.

     2.3 Section 1.1 of the Agreement insofar as it defines the term "Revolving Loan Termination Date," is hereby amended and such definition is deleted in its entirely and replaced by the following:

          "Revolving Loan Termination Date" means January 30, 2003, or any earlier date upon which the Aggregate Revolving Loan Commitment is reduced to zero.

     2.4 Section 2.3.1 of the Credit Agreement is hereby amended to add the following sentence:

          The Agent shall not issue any Letters of Credit unless such Letters of Credit are cash secured. Any currently outstanding Letters of Credit which are not cash secured will be canceled upon their Expiry Date.

     2.5  Sections 2.5, 2.6, 2.7.1, 2.8, 2.9, 3.3, and 3.4 of the Agreement are
hereby deleted in their entirety.

     2.6 Section 2.7.2 is hereby amended to delete subsection 2.7.2(a) and to replace it with the following:

                2.7.2 Mandatory Prepayments. (a) Equity Issuance. The Borrower shall make prepayments of the outstanding amount of the Revolving Loan and the Aggregate Revolving Loan Commitment shall be permanently reduced, upon one (1) Business Day's prior notice to the Agent, in the amount of 100% of the net sale proceeds (total proceeds less reasonable cost of issuance) received by the Borrower or any subsidiary

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     (in the form of cash or cash equivalent from the issuance of shares of capital stock) except in the case where a Subsidiary issues additional shares of capital stock to the Borrower or another of its Subsidiaries. Such payment shall be made not later than actual receipt of the sale proceeds or fifteen (15) business days after the consummation of the stock issuance.

     2.7 The Credit Agreement is hereby amended to include the following Sections 7.12 and 7.13:

                7.12 Should, as of March 31, 2002, April 30, 2002 and May 31, 2002, the amount available under the Borrowing Base be exceeded by the amount of the Total Advances by more than $3,500,000; and, should as of June 30, 2002, or any month thereafter, the amount available under the Borrowing Base be exceeded by the amount of the Total Advances by any amount.

                7.13 The rendering of any judgments against Borrower where the aggregate amount exceeds $100,000.00.


                                   ARTICLE 3
                                   COMMITMENT

     3.1 Notwithstanding the provisions of the Credit Agreement, the maximum Aggregate Revolving Loan Commitment shall be reduced by, and Borrower shall make such payments, net of any amounts re-advanced, as are necessary to reduce the Revolving Loan Commitment by:

               $1,953,665.00    at closing of this Amendment
               $6,046,335.00    on or before June 30, 2002

Should Borrower fail to make such principal reductions, such shall constitute an Event of Default and entitle the Lenders, in addition to any rights and remedies in Section 2.11, Article 7, Article 8 or otherwise set forth in the Credit Agreement, to accelerate the Revolving Loan Termination Date and to exercise any and all rights and remedies available to the Lenders

     3.2 As of February 28, 2002, Borrower was indebted to Agent for the rateable benefit of the Lenders for unpaid Commitment Fees totaling $1,100,000.00. Should the Revolving Loan Commitment reductions set forth in
Section 3.1 be made in a timely fashion, such unpaid Commitment Fees shall be forgiven in proportion to and contemporaneously with the actual commitment reductions made by Borrower pursuant to Section 3.1. Should the Revolving Loan not be paid in full on the Revolving Loan Termination Date, whether as stated or as a result of acceleration, an additional Fee of $450,000.00 shall be due and
payable by Borrower.   Monthly Commitment Fees shall, effective as of March 1,
2002, cease to accrue.

     3.3 Section 2.1 of the Credit Agreement is restated in its entirety as follows:

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                2.2.1  Making the Revolving Loans. From and including the date hereof through the Revolving Loan Termination Date, and notwithstanding the denomination "Revolving Loans," the Revolving Loans which are outstanding as of the date hereof shall, except as specifically provided hereinbelow, cease to revolve; that is, if and when the principal amount thereof is paid down, such shall not be subject to re-advance.

     3.3 The Credit Agreement is hereby amended to add Section 2.2.3, as follows:

                2.2.3 Advances from Liquidity Events. As the specific exception to the non-revolving character of the Revolving Loans, provided there occurs no Event of Default, upon the occurrence of a Liquidity Event, as defined below, and subject to the terms and conditions expressed below, each Lender severally agrees to make a one time advance of the respective amounts set forth in Subsection 2.2.3.2.

                        2.2.3.1 Liquidity Events Defined. The occurrence of the following shall be a "Liquidity Event:"

                                (a) The receipt by Borrower of a refund from the
                        Internal Revenue Service, the Louisiana Department of Revenue, or any other taxing authority, for each fiscal year ending March 31, 2000 and December 31,2000 (the "Tax Refunds").

                                (b) The receipt by Borrower of payment, whether
                        by or for the account of, Equipment Y Suministros ("EYS"), CCC, PEMEX, or any other Person, of the account(s) receivable owing by EYS to Allen Process Systems, L.L.C. (the "Mexican Receivable"). Borrower shall not, without the prior consent of Agent, compromise, for an amount less than 75% of the principal amount of such invoices.

                                (c) The sale of any movable assets of Borrower,
                        other than in the ordinary course of business.

                                (d) The sale of a Subsidiary or division of
                        Borrower, or the sale of all or substantially all of the assets of a Subsidiary or division of Borrower.

                                (e) The sale by Borrower of its facility,
                        including the assignment of Borrower's leases and the sale of Borrower's leasehold improvements and related equipment, in Lake Charles, Louisiana, commonly referred to as the "Unifab West Yard."

                        2.2.3.2 Advance Rate on Liquidity Events. The receipt by Borrower of the above Liquidity Events shall be applied to the principal indebtedness owing under the Revolving Loans. Each Lender severally agrees to make a one-time re-advance to Borrower as follows:

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                                (a) With respect to tax refunds, (i) with
                        respect to the Tax Refund received on or about January 29, 2002, in the approximate amount of $1,325,638, 35% of the amount actually received by Borrower; provided, however, that no amount shall be advanced unless and until Borrower has received and delivered to the Agent receipts on the Mexican Receivable of $1,680,000; and,
                        (ii) with respect to subsequent Tax Refunds, 35% of the amount actually received by Borrower.

                                (b) With respect to the receipt by Borrower of
                        payments on the Mexican Receivable, 35% of the amount actually received by Borrower.

                                (c) With respect to the sale of movable assets,
                        the lesser of (i) 50% of the net proceeds actually received Borrower; or (ii) 50% of the orderly liquidation value as determined by The WFA Group in its appraisal dated February 19, 2002.

                                (d) With respect to sale of a Subsidiary or
                        division of Borrower, or of all or substantially all of the assets of a Subsidiary or division of Borrower, subject to Lenders' approval of the sale price, 25% of the net proceeds of the sale.

                                (e) With respect to the sale of the Unifab West
                        Yard, to the extent that the net sales proceeds exceed $4,000,000.00, 50% of such excess proceeds.

                        2.2.3.3 Borrower's Receipt of Liquidity Events. Borrower acknowledges and agrees that the Liquidity Events are subject to the valid, perfected, first priority lien and security interest in favor of Lenders. Should Borrower receive the proceeds of any Liquidity Event, Borrower acknowledges and agrees that such receipt is in trust for the benefit of the Lenders and that Borrower shall immediately deliver to the Agent all such proceeds and supporting documentation, and shall not negotiate or otherwise dispose of the such proceeds other than at the express direction of the Agent.

                                   ARTICLE 4
                                 INTEREST RATE

     4.1 Effective as of the date hereof, all Advances shall be Floating Rate Advances, and the Applicable Margin for Floating Rate Advances shall be reduced to 3.00%.

                                   ARTICLE 5
                                   COVENANTS

     5.1 Section 6.19.1 (Maximum Funded Indebtedness to Tangible Net Worth Ratio) of the Credit Agreement is hereby amended to substitute 1.20 to 1 for the fiscal quarter ending March 31, 2002 and thereafter.

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     5.2  Section 6.19.2 (Maximum Funded Indebtedness to EBITDA Ratio) of the
Credit Agreement is hereby amended to substitute 20.0:1.0 for the fiscal quarter ending March 31, 2002; 12:0:1.0 for the fiscal quarter ending June 30, 2002; and, 9.0:1.0 for the fiscal quarter ending September 30, 2002. Thereafter, the maximum ratio shall remain as set forth in the Credit Agreement.

     5.3 Section 6.19.3 (Minimum Fixed Charge Coverage Ratio) of the Credit Agreement is hereby amended to substitute 0.50:1.0 for the period January 1, 2002 through March 31, 2002; 0.80:1.0 for the period January 1, 2002 through June 30, 2002; and, 1.0:1.0 for the period January 1, 2002 through September 30, 2002. Thereafter, the minimum ratio shall remain as set forth in the Credit Agreement.

     5.4 Section 6.19.4 (Minimum Current Ratio) of the Credit Agreement deleted and restated in its entirety as follows:

               6.19.4 Minimum Current Ratio. The Borrower will not permit the ratio, as determined at the end of each fiscal quarter, of current assets to (current liabilities minus the current portion of the Advances) to be less than 1.10:1.00 at March 31, 2002, 1.2:1 at June 30, 2002, 1.2:1 at September 30, 2002 and 1.3:1 at December 31, 2002.

     5.5 The Credit Agreement is hereby amended to include Sections 6.19.6, 6.19.7, and 6.20:

               6.19.6 Cumulative Pre-Tax Loss. Borrower's Cumulative Pre-Tax Loss, meaning the net loss from operations for the year-to-date of Borrower and each of its Subsidiaries, but excluding losses, if any, resulting from the sale of movable assets contemplated in Section 2.2.3.1(c), or the sale of a Subsidiary or division of Borrower or all or substantially all of the assets thereof as contemplated in Section 2.2.3.1(d), or the sale of the Unifab West Yard contemplated in
          Section 2.2.3.1(e), and excluding amounts accrued for Commitment fees on the Revolving Loan, when tested on a monthly basis shall not be greater than $500,000.00.

               6.19.7 Positive Net Operating Income. Commencing on July 1, 2002, the net income from operations of Borrower and each of its Subsidiaries, but excluding losses, if any, resulting from the sale of movable assets contemplated in Section 2.2.3.1(c), or the sale of a Subsidiary or division of Borrower or all or substantially all of the assets thereof as contemplated in Section 2.2.3.1(d), or the sale of the Unifab West Yard contemplated in Section 2.2.3.1(e), and excluding amounts accrued for Commitment fees on the Revolving Loan, when tested on a monthly basis, shall not be negative.

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               6.20 Sale of Unifab West Yard. On or before thirty (30) days from the date hereof, Borrower agrees to diligently, aggressively and in good faith market for sale the Unifab West Yard by listing the Unifab West Yard for sale with a nationally recognized broker of industrial properties for a price which, in the broker's good faith opinion, is anticipated to result in a sale which closes on or before December 31, 2002. Said broker, and the terms and conditions of the listing agreement, shall be subject to the approval of the Lenders, which shall not be unreasonably withheld. Additionally, said broker shall be obligated to notify the Agent of any and all offers or inquiries contemporaneously with delivery to Borrowers shall provide Lenders with such additional information as may be reasonably requested.


                                   ARTICLE 6
                                    REPORTS

     6.1 Section 6.1, Financial Reporting, of the Credit Agreement, is hereby amended as follows by deleting subsections (v) and (vi) and replacing them with the following:

          (v) On or before the 5th and 20th of each month, a report of the work in progress inventory of Borrower and each Subsidiary as of the last day of the preceding month and the 15th day of the current month, in form and substance satisfactory to the Agent.

          (vi) On or before the 5th and 20th of each month, an accounts receivable aging of Borrower and each Subsidiary as of the last day of the preceding month and the 15th day of the current month, in form and substance satisfactory to the Agent.


                                   ARTICLE 7
                         ACKNOWLEDGEMENT OF COLLATERAL

     7.1  The Borrower specifically reaffirms all of the Collateral Documents.


                                   ARTICLE 8
                                 MISCELLANEOUS

     8.1 Borrower hereby and forever settles, compromises, transacts, satisfies, waives, releases, acquits, discharges, surrenders, and cancels any and all Claims (as defined hereinafter) against the Agent and Lenders, their predecessors, insurers or insureds, subrogors or subrogees, assignors or assignees, nominees, representatives, joint venturers, directors, officers, agents, employees, attorneys, shareholders, principals, parent companies, subsidiary companies, other affiliates, and any other person or entity which has or might have derivatives, secondary or

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vicarious liability for their acts or omissions whose rights are derived from them (all of such released parties being collectively referred to as the "Released Parties"), it being hereby specifically agreed and understood that the execution of this Amendment is not to be construed as an acknowledgment or admission of any fact of any liability or responsibility by the Agent or Lenders, and the Agent and Lenders hereby expressly deny any liability to the Borrower. For the purpose of this Agreement, "Claims" shall mean (i) any and all claims, demands, losses, damages, causes of action, and rights of action whatsoever, liquidated or unliquidated, choate or inchoate, matured or unmatured, contingent or exigible, asserted or unasserted, direct or indirect, known or unknown, anticipated or unanticipated, arising before or on the date of the Borrower's execution hereof whether based upon tort, negligence, intentional conduct, contract, equity, bankruptcy, indemnity, contribution, reimbursement, unjust enrichment, and/or any other legal theory, which any party may be entitled to in any way, and (ii) arising out of or relating to all Loan Documents from time to time executed in connection therewith, but (iii) excluding any Claims (as defined in preceding clauses (i) and (ii)) against the Released Parties based upon fraudulent or dishonest acts of the Agent or the Lenders, and Claims to require the Released Parties to perform any contractual undertakings under the Loan Documents.

     8.2 This Amendment may be executed in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one in the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



BORROWER:                    UNIFAB INTERNATIONAL, INC.



                             By: /s/ Peter J. Roman
                                 -------------------------------------
                                     Name: Peter J. Roman
                                     Title:  Chief Financial Officer



AGENT: BANK ONE, NA (as successor to Bank One, Louisiana, National Association) (Main Office Chicago)



                             By: /s/ Richard P. Broussard
                                 --------------------------------------
                                     Name: Richard P. Broussard
                                     Title:  First Vice President

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     LENDERS:                 BANK ONE, NA (as successor to Bank One, Louisiana,
                              National Association) (Main Office Chicago)



                              By: /s/ Richard P. Broussard
                                  -------------------------------------
                                      Name: Richard P. Broussard
                                      Title:  First Vice President



                              IBERIA BANK



                              By: /s/ Ronald J. Howton
                                  --------------------------------------
                                      Name: Ronald J. Howton
                                      Title:  Sr. Vice President



                              REGIONS BANK



                              By: /s/ Jerome Weber
                                  -------------------------------------
                                      Name: Jerome Weber
                                      Title:  Sr. Vice President



                              WHITNEY NATIONAL BANK



                              By: /s/ Roland W. Howell
                                  -----------------------------------
                                      Name: Roland W. Howell
                                      Title:  Vice President

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